SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

AMENDMENT NO. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

August 21, 2003
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Date of Report
(Date of Earliest Event Reported)

NETMEASURE TECHNOLOGY, INC.
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(Exact name of registrant as specified in its charter)

Nevada ---------------------------------	86-0914695 -----------------------------------
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

0-27675
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(Commission File Number)

12A-1950 Government St, Victoria, British Columbia
Canada V8T 4N8
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(Address of principal executive offices (zip code))

(250) 380-2274
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(Registrant's telephone number, including area code)

122 Howe St, Victoria, British Columbia
Canada V8V 4K4

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(Former Name and Former Address)

ITEM 1. Changes in Control of Registrant.

Not Applicable

ITEM 2. Acquisition or Disposition of Assets

Not Applicable

ITEM 3. Bankruptcy or Receivership

Not Applicable

ITEM 4. Changes in Registrants' Certifying Accountant

  Resignation of Accountant

On July 31, 2003, Grant Thornton LLP ("Grant Thornton"), the principal accountant previously engaged to audit the Corporation's financial statements, resigned as auditors of NetMeasure Technology, Inc. (the "Corporation"). Grant Thornton audited the Company's consolidated financial statements for our two most recent fiscal years ended December 31, 2002.

The report of Grant Thornton accompanying the audit for our two most recent fiscal years ended December 31, 2002 was not qualified or modified as to audit scope or accounting principles. However, such report did contain a modification with regards to the entity's ability to continue as a going concern.

During our two most recent fiscal years ended December 31, 2002, and during the subsequent interim period preceding the date of resignation there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure.

During our two most recent fiscal years ended December 31, 2002, and during the subsequent interim period preceding the date of resignation there were no reportable events as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B promulgated by the Securities and Exchange Commission ("Regulation S-B") except that Grant Thornton notified the Company that, in connection with its audit of the Company's consolidated financial statements for the year ended December 31, 2002, it identified certain deficiencies involving internal control it considered to be significant deficiencies.

Grant Thornton formally notified the Company of these deficiencies on May 20, 2003. The Company has authorized Grant Thornton to discuss the subject matter of each significant deficiency identified with the successor auditor subsequently engaged as the principal accountant to audit the Company's financial statements. The Company is in the process of taking the necessary steps to address each of the deficiencies identified by Grant Thornton.

Grant Thornton reviewed this Form 8-K with respect to the aforesaid disclosure and was provided the opportunity to furnish a letter with respect thereto, stating whether Grant Thornton agrees with the above statement. A copy of that letter dated September 4, 2003 was filed as an Exhibit to this Amendment No. 1 to Form 8-K.

(b)Engagement of New Accountant

On August 21, 2003, the Board of Directors of the Company appointed Amisano Hanson as the Company's new independent accountants.

During its two most recent fiscal years ended December 31, 2002, the Company did not consult with Amisano Hanson regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of opinion that might be rendered regarding our financial statements, nor did the Company consult with Amisano Hanson with respect to any accounting disagreement or any reportable event as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

ITEM 5. Other Event and Regulation FD Disclosure

Not Applicable

ITEM 6. Resignation of Directors

Not Applicable

ITEM 7. Financial Statements and Exhibits

(b) Exhibits.

16.1 Letter from Grant Thornton LLP dated September 4, 2003 - incorporated by reference to Exhibit 16.1 filed with Netmeasure's Form 8-K Amendment No. 1 filed with the SEC on November 21, 2003.

ITEM 8. Change in Fiscal Year

Not Applicable

ITEM 9. Regulation FD Disclosure

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2003 .	NetMeasure Technology, Inc.
By: /s/ Peter Laipnieks Name: Peter Laipnieks Title: President